Exhibit 99.2

GRANT THORNTON LLP 4695 MacArthur Court, Suite 1600 Newport Beach, CA 92660	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

D +1 949 553 1600 F +1 949 553 0168

Board of Directors and Management of Mulligan Funding, LLC, Mulligan Asset Securitization LLC, and Guggenheim Securities, LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Mulligan Funding, LLC’s (the “Company”) loan receivables as of May 31, 2024 (the “Subject Matter”) related to Mulligan Asset Securitization LLC’s (the “Issuer”) issuance of Asset-Backed Notes, Series 2024-1 (the “Securitization Transaction”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Guggenheim Securities, LLC (“Guggenheim” and together with the Issuer and Company, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the loan receivables and our findings are as follows. For the purposes of all agreed-upon procedures, we assumed that (i) differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•  the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•  the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•  the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, the Company’s loan servicing system (“Salesforce”).

Due diligence agreed-upon procedures

On September 10, 2024, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the loan receivables (the “Loan Population”) included in the Securitization Transaction. We performed the procedures indicated below on the Loan Population.

As instructed by Guggenheim, on behalf of the Company, Grant Thornton selected, on a random basis, 200 loan receivables with a write-off balance greater than $0 and 200 loan receivables with a write-off balance equal to $0 from the Data File. For each of the selected loan receivables (the “Sample Loan Receivables”), we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available Source Documents.

The procedures we performed on the Sample Loan Receivables are listed below:

Exhibit 1

Characteristics:

	Sample Characteristic	Source Documents

1	Adjusted Write Off Date	Salesforce

2	Adjusted Write Off Principal	Salesforce

3	Adjusted Recovery Amount	Salesforce

4	Missed Payment Factor (“MPF”) at Adjusted Write Off Date	Recomputed

For Characteristics 1-3, we compared and agreed the information to the Source Documents and with respect to Characteristic 4, we recomputed the information based on inputs included in the Source Documents.

For “MPF at Adjusted Write Off Date”, we were instructed by the Company to divide the payment amount by the past due amount as of the adjusted write off date.

We noted no discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•  Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

•  Addressing the value of collateral securing any such assets being securitized;

•  Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

•  Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

•  Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

•  Forming any conclusions; and

•  Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Newport Beach, California

October 9, 2024